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                                                                   Exhibit 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 23, 1996, in the Registration Statement (Form S-3) and related Prospectus of Cypress Bioscience, Inc. for the registration of shares of its common stock.

                                        /s/ Ernst & Young LLP
                                        -----------------------------
                                        ERNST & YOUNG LLP

Seattle, Washington
November 1, 1996